EXHIBIT 10.45

                                PROMISSORY NOTE

Borrower's Name and Address:                    Lender's Name and Address:

Coast International                             Special Investment Risks
14303 W. 95th                                   2121 Precinct Line Road
Lanexa, KS 66215                                Hurst, Texas 76054

ON DEMAND, the undersigned Borrower unconditionally promises to pay to the order of the above named lender, at the lender's address shown above, the Principal Sum of TWO HUNDRED FIFTY THOUSAND ($250,000.00) DOLLARS plus interest from the 29th day of November, 1999 until maturity at the rate of 11%, per annum. Accrued interest plus principal is due and payable monthly, beginning January 1, 2000 and the 1st day of each succeeding month thereafter, and shall be paid in full on or before November 29, 2000. All past due interest and principal shall bear interest at the maximum interest rate permitted by applicable law.

INTEREST: Payments when made on the Note shall be applied first to charges other than interest or principal, than to accrued interest, and finally to principal. Any accrued interest not paid when due shall become part of the principal thereafter, and shall itself bear interest at the applicable interest rate.

PREPAYMENT: This Note may be prepaid in full or in part at any time without penalty or premium.

SECURITY: This Note is unsecured.

APPLICABLE LAW: This Note will be governed by the laws of the State of Texas.

COLLECTION: To the extent permitted by law, Borrower agrees to pay all costs and reasonable attorney's fees incurred at any time by Lender to collect on this Note and any agreement securing this Note.

Lender may, without notice, renew or modify this Note without affecting the obligation of any party to pay this Note.

I AGREE TO THE TERMS SET OUT IN THIS NOTE AND ACKNOWLEDGE RECEIPT OF A COPY OF THIS NOTE ON TODAY'S DATE.

BORROWER:

Coast International

By: /s/ Bijan Moaveni                   Date:   11/29/99
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